                           Horace Mann Mutual Funds
                                  Growth Fund
                      Performance Quotation Computations
                                March 13, 1998

As of December 31, 1997

Inputs:

           ---------------------------------------------------------
           From "Monthly NAV Performance Report"

                NAV 1 Year Rate of Return as of 12-31-1997: 23.45% NAV 5 Year Rate of Return as of 12-31-1997: 19.80% NAV 10 Year Rate of Return as of 12-31-1997: 16.66%

           ---------------------------------------------------------

One Year
--------

Without redemption
Beginning Value (BV)            1,000.00
Ending Redeemable Value (ERV)   1,234.50
Annual Fee (AF)                    0.00%

(ERV/BV)-1-AF                     23.45%


Five Years
----------

Without redemption
Beginning Value (BV)            1,000.00
Ending Redeemable Value (ERV)   2,467.65
Annual Fee (AF)                    0.00%

(ERV/BV) - (1/5)-1-AF             19.80%


Ten Years
---------

Without redemption
Beginning Value (BV)            1,000.00
Ending Redeemable Value (ERV)   4,668.96
Annual Fee (AF)                    0.00%

(ERV/BV) - (1/10)-1-AF            16.66%

                           Horace Mann Mutual Funds
                                 Balanced Fund
                      Performance Quotation Computations
                                March 13, 1998

As of December 31, 1997

Inputs:
          ----------------------------------------------------------
           From "Monthly NAV Performance Report"
                NAV 1 Year Rate of Return as of 12-31-1997: 19.04% NAV 5 Year Rate of Return as of 12-31-1997: 15.35% NAV 10 Year Rate of Return as of 12-31-1997: 14.14%

          ----------------------------------------------------------

One Year
--------

Without redemption
Beginning Value (BV)            1,000.00
Ending Redeemable Value (ERV)   1,190.40
Annual Fee (AF)                    0.00%
(ERV/BV)-1-AF                     19.04%


Five Years
----------

Without redemption
Beginning Value (BV)            1,000.00
Ending Redeemable Value (ERV)   2,042.15
Annual Fee (AF)                    0.00%
(ERV/BV) - (1/5)-1-AF             15.35%


Ten Years
---------

Without redemption
Beginning Value (BV)            1,000.00
Ending Redeemable Value (ERV)   3,753.00
Annual Fee (AF)                    0.00%
(ERV/BV) - (1/10)-1-AF            14.14%

                           Horace Mann Mutual Funds
                                  Income Fund
                      Performance Quotation Computations
                                March 13, 1998

As of December 31, 1997

Inputs:
     ----------------------------------------------------------
     From "Monthly NAV Performance Report"
          NAV 1 Year Rate of Return as of 12-31-1997:     9.42%
          NAV 5 Year Rate of Return as of 12-31-1997:     6.57%
          NAV 10 Year Rate of Return as of 12-31-1997:    8.51%

     ----------------------------------------------------------


One Year
--------
Without redemption
Beginning Value (BV)                  1,000.00
Ending Redeemable Value (ERV)         1,094.20
Annual Fee (AF)                          0.00%

(ERV/BV) - 1 - AF                        9.42%

Five Years
----------

Without redemption
Beginning Value (BV)                  1,000.00
Ending Redeemable Value (ERV)         1,374.60
Annual Fee (AF)                          0.00%

(ERV/BV) -  (1/5) - 1 - AF               6.57%


Ten Years
---------

Without redemption
Beginning Value (BV)                  1,000.00
Ending Redeemable Value (ERV)         2,263.07
Annual Fee (AF)                          0.00%

(ERV/BV) - (1/10)- 1 - AF                8.51%

                           Horace Mann Mutual Funds
                          Short-Term Investment Fund
                      Performance Quotation Computations
                                March 13, 1998


As of December 31, 1997

Inputs:

     ---------------------------------------------------------
     From "Monthly NAV Performance Report"

          NAV 1 Year Rate of Return as of 12-31-1997:    5.09%
          NAV 5 Year Rate of Return as of 12-31-1997:    4.33%
          NAV 10 Year Rate of Return as of 12-31-1997:   5.37%

     ---------------------------------------------------------

One Year
--------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,050.90
Annual Fee (AF)                           0.00%

( ERV / BV ) - 1 - AF                     5.09%

Five Years
----------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,236.08
Annual Fee (AF)                           0.00%

( ERV / BV ) - ( 1 / 5 ) - 1 - AF         4.33%

Ten Years
---------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,687.21
Annual Fee (AF)                           0.00%

( ERV / BV ) - ( 1 / 10 ) - 1 - AF        5.37%

                           Horace Mann Mutual Funds
                             Small Cap Growth Fund
                      Performance Quotation Computations
                                March 13, 1998


As of December 31, 1997

Inputs:

     ---------------------------------------------------------
     From "Monthly NAV Performance Report"

          NAV Return from 3-10-97 to 12-31-1997:        17.01%
          NAV 5 Year Rate of Return as of 12-31-1997:    0.00%
          NAV 10 Year Rate of Return as of 12-31-1997:   0.00%

     ---------------------------------------------------------

One Year
--------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,170.10
Annual Fee (AF)                           0.00%

( ERV / BV ) - 1 - AF                    17.01%

Five Years
----------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,000.00
Annual Fee (AF)                           0.00%

( ERV / BV ) - ( 1 / 5 ) - 1 - AF         0.00%

Ten Years
---------
Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,000.00
Annual Fee (AF)                           0.00%

( ERV / BV ) - ( 1 / 10 ) - 1 - AF        0.00%

                           Horace Mann Mutual Funds
                           International Equity Fund
                      Performance Quotation Computations
                                March 13, 1998


As of December 31, 1997

Inputs:

     ---------------------------------------------------------

     From "Monthly NAV Performance Report"
          NAV Return from 3-10-97 to 12-31-1997:         3.46%
          NAV 5 Year Rate of Return as of 12-31-1997:    0.00%
          NAV 10 Year Rate of Return as of 12-31-1997:   0.00%

     ---------------------------------------------------------

One Year
--------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,034.60
Annual Fee (AF)                           0.00%

( ERV / BV ) - 1 - AF                     3.46%

Five Years
----------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,000.00
Annual Fee (AF)                           0.00%

( ERV / BV ) - ( 1 / 5 ) - 1 - AF         0.00%

Ten Years
---------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,000.00
Annual Fee (AF)                           0.00%

( ERV / BV ) - ( 1 / 10 ) - 1 - AF        0.00%

                           Horace Mann Mutual Funds
                           Socially Responsible Fund
                      Performance Quotation Computations
                                March 13, 1998


As of December 31, 1997

Inputs:

     ---------------------------------------------------------
     From "Monthly NAV Performance Report"
          NAV Return from 3-10-97 to 12-31-1997:        23.04%
          NAV 5 Year Rate of Return as of 12-31-1997:    0.00%
          NAV 10 Year Rate of Return as of 12-31-1997:   0.00%

     ---------------------------------------------------------

One Year
--------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,230.40
Annual Fee (AF)                           0.00%

( ERV / BV ) - 1 - AF                    23.04%

Five Years
----------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,000.00
Annual Fee (AF)                           0.00%

( ERV / BV ) - ( 1 / 5 ) - 1 - AF         0.00%

Ten Years
---------

Without redemption
Beginning Value (BV)                   1,000.00
Ending Redeemable Value (ERV)          1,000.00
Annual Fee (AF)                           0.00%
( ERV / BV ) - ( 1 / 10 ) - 1 - AF        0.00%